SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2014

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (214) 574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On June 12, 2014, the Board of Directors of Global Power Equipment Group Inc. (the “Company”) adopted and approved a new Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”). The revised Code of Business Conduct and Ethics was created to ensure compliance with the express language and requirements of Section 303A.10 of the New York Stock Exchange Listed Company Manual. The amendments to the Company’s Code of Business Conduct and Ethics were effective as of July 15, 2014.

The Company’s Code of Business Conduct and Ethics is filed as Exhibit 14.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference. The Code of Business Conduct and Ethics is available in the Corporate Governance section of the Company’s website at ir.globalpower.com/governance.cfm.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

14.1	Code of Business Conduct and Ethics of Global Power Equipment Group Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2014

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ Tracy D. Pagliara

Tracy D. Pagliara
Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

14.1	Code of Business Conduct and Ethics of Global Power Equipment Group Inc.